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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

      Pursuant to Section 13 or 15 of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) March 21, 2006

                               HEALTHEXTRAS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-31014                 52-2181356
         --------                      --------                ----------
(State or other Jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

               800 King Farm Boulevard, Rockville, Maryland 20850
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                    (Address of principal executive offices)

                                 (301) 548-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01    REGULATION FD
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         On March 21, 2006, HealthExtras, Inc. (the "Company"), announced that its subsidiary, Catalyst Rx, has been notified by the Maryland Department of Budget and Management that it will recommend awarding a five-year pharmacy management contract to Catalyst Rx. A copy of the Company's press release containing this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

      (d)    Exhibits

             Number            Description
             ------            -----------

             99.1              Press Release Dated March 21, 2006







                                        2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 21, 2006                  By: /s/ Michael P. Donovan
                                            ----------------------------------
                                            Michael P. Donovan
                                            Chief Financial Officer and
                                             Chief Accounting Officer